UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2021

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 605, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                      Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 1.01	Entry into a Material Definitive Agreement.

On January 21, 2021, Cinedigm Corp. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with a holder of notes under its Second Lien Loan Agreement dated as of July 14, 2016 among the Company, the lenders party thereto, and Cortland Capital Market Services LLC, as Agent (“Second Lien Notes”). Pursuant to the Exchange Agreement, the Company issued an aggregate of 1,247,626 shares of its Class A common stock, par value $0.001 per share (the “Common Stock”) in exchange for an aggregate of $1,289,650.37 of principal amount of Second Lien Notes. The exchanged Second Lien Notes were immediately cancelled. The exchange was consummated on January 21, 2021.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to such agreement, which will be filed in accordance with SEC rules and regulations.

On January 25, 2021, the Company issued a press release relating to the reduction of debt described in this Current Report on Form 10-K, which press release is attached hereto as Exhibit 99.1.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference. The shares of Common Stock were issued pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Section 3(a)(9)”).

In two separate exchanges with another holder of Second Lien Notes, on January 14, 2021 and January 21, 2021, the Company issued 689,500 shares and 580,448 shares of Common Stock in exchange for $500,000 and $600,000 principal amount, respectively, of Second Lien Notes. The exchanged Second Lien Notes were immediately cancelled. The shares of Common Stock were issued pursuant to Section 3(a)(9).

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: January 26, 2021	By:	/s/ Gary S. Loffredo
Gary S. Loffredo Chief Operating Officer, President of Digital Cinema, General Counsel and Secretary